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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                  ------------------

                                       FORM 8-K


                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) OCTOBER 30, 1997


                              CS WIRELESS SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)



         DELAWARE                        333-20295               23-2751747
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)


         200 CHISHOLM PLACE
             SUITE 202
            PLANO, TEXAS                                           75075
(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code:  (972) 633-4000


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ITEM 5.  OTHER EVENTS


    CS Wireless Systems, Inc.(the "Company") has appointed George Parise as acting Chief Financial Officer to assume the responsibilities of Jeffrey A. Kupp, who resigned effective October 30, 1997 to assume the position of Chief Financial Officer with another company in the Dallas area. Mr. Parise shall serve until a permanent replacement is identified and will continue to serve as Senior Vice President of CAI Wireless Systems, Inc., the holder of approximately 48% of the Company's outstanding common stock.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (c)  Exhibits

         99.1 Press Release

                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    DATED: November 7, 1997            CS WIRELESS SYSTEMS, INC.


                                       BY: /s/ Albert G. McGrath, Jr.
                                          --------------------------------
                                          ALBERT G. MCGRATH, JR.
                                          GENERAL COUNSEL